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
       NUMBER                                                                                       SHARES
--------------------                                                                         --------------------
                                              [LOGO OF ECO(RX) APPEARS HERE]
--------------------                                                                         --------------------
                                                                                       -----------------------------------
                          Incorporated Under The Laws Of The State Of Florida                     CUSIP 27885M 10 4
                              10,000,000 Authorized Shares No Par Value                ------------------------------------
                                                                                                    SEE REVERSE
                                                                                               FOR CERTAIN DEFINITIIONS


THIS CERTIFIES THAT

Is The Owner of

                  FULLY PAID AND NON-ASSESSABLE SHARES OF NO PAR VALUE COMMON STOCK OF

                                              ECO-(RX), INC.


transferable only on the books of the Company in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and Registrar.

     IN WITNESS WHEREOF, the said Company has caused this Certificate to be executed by the facsimile signatures of its duly authorized officers and to be sealed with the facsimile seal of the Company.

Dated:

                /s/ [ILLEGIBLE]^^                      [CORPORATE                      /s/ [ILLEGIBLE]^^

                   SECRETARY                              SEAL]                            PRESIDENT

                                                       COUNTERSIGNED AND REGISTERED
                                                            American Securities Transfer & Trust, Inc.
                                                                      P.O. Box 1596
                                                                 Denver, Colorado 80201


                                                       By__________________________________________________________
                                                             Transfer Agent & Registrar Authorized Signature
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                                ECO-(RX), INC.

               TRANSFER FEE:  $20.00 PER NEW CERTIFICATE ISSUED


     The following abbreviations when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

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
     TEN COM   -as tenants in common                                              UNIF GIFT MIN ACT _........Custodian............
     TEN ENT   -as tenants by the entireties                                                          (Cust)              (Minor)
     JT TEN    -as joint tenants with right of                                              under Uniform Gifts to Minors
                surviviorship and not as tenants                                            Act ......................
                in common                                                                             (State)

                              Additional abbreviations may also be used though not in the above list.

____________________________________________________________________________________________________________________________________

For Value Received,_______________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

______________________________________

______________________________________

____________________________________________________________________________________________________________________________________
                           (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

____________________________________________________________________________________________________________________________________


____________________________________________________________________________________________________________________________________


____________________________________________________________________________________________________________________________ Shares
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

___________________________________________________________________________________________________________________ attorney-in-fact to transfer the said stock on the books of the within-named Corporation, with full power of substitution in the Premises.

Dated    __________________________________

                        ____________________________________________________________________________________________________________

                        ____________________________________________________________________________________________________________
                        NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF
                                THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

Signature(s) Guaranteed:


_________________________________________________________

The signature(s) must be guaranteed by an eligible guarantor institution (Banks, Stockbrokers, Savings and Loan Associations and
Credit Unions with membership in an approved signature guarantee Medallion Program), Pursuant to S.E.C. Rule 17Ad-15.
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